UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 19, 2009
(May 19, 2009)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events

As discussed in the combined Annual Reports on Form 10-K for the year ended December 31, 2008 of PNM Resources, Inc (“PNMR”), Public Service Company of New Mexico (“PNM”), and Texas-New Mexico Power Company (“TNMP”), the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements (“SFAS 160”), which is effective for fiscal years beginning after December 15, 2008.  SFAS 160 changes the way companies measure and present an acquisition of a non-controlling (minority) interest and changes in a controlling interest.  The statement requires non-controlling interests to be reported in equity and establishes a new framework for recognizing net income or loss and comprehensive income attributable to the controlling interest.   PNMR and PNM adopted SFAS 160 as of January 1, 2009.  The adoption of SFAS 160 retrospectively reclassifies amounts presented in the financial statements of PNMR and PNM.  The adoption of SFAS 160 had no impact on PNMR’s previously reported earnings (loss) per share or common stockholders’ equity and had no impact on PNM’s previously reported earnings (loss) available for common stock or common stockholder’s equity.  SFAS 160 had no impact on TNMP.  Since PNMR, PNM, and TNMP file their Annual Reports on Form 10-K on a combined basis, TNMP financial information is included for the convenience of the reader to the extent it was included in the original items being re-filed with this Current Report on Form 8-K.

The retrospective application of SFAS 160 is set forth in the exhibits listed below, which are incorporated herein by reference.  All other information in the 2008 Annual Reports on Form 10-K remains unchanged. This Current Report on Form 8-K and the exhibits below do not reflect events or developments that have occurred after March 2, 2009, and do not modify or update the disclosures therein in any way, other than as required to reflect the adoption of SFAS 160 by PNMR and PNM as described above and set forth in the exhibits below.  The information herein should be read in conjunction with the 2008 Annual Reports on Form 10-K and any documents filed by PNMR and PNM since March 2, 2009.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits:

Exhibit
Number	Registrant	Description

12.1	PNMR	Ratio of Earnings to Fixed Charges

12.2	PNM	Ratio of Earnings to Fixed Charges

23.1	PNMR	Consent of Deloitte & Touche LLP for PNM Resources, Inc.

23.2	PNM	Consent of Deloitte & Touche LLP for Public Service Company of New Mexico

99.1	PNMR and PNM
Items from Annual Reports on Form 10-K for the year ended December 31, 2008 of PNMR and PNM reflecting the retrospective adoption of SFAS 160 - Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation; and Item 8. Financial Statements and Supplementary Data.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrants)

Date: May 19, 2009	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)